Loulo-Gounkoto	12 Months Ended
Dec. 31, 2025
LOULO-GOUNKOTO [Abstract]
Disclosure of additional information [text block]	Loulo-Gounkoto

Barrick owns 80% of Somilo and Gounkoto with the
Government of the Republic of Mali owning the other 20%.
As previously disclosed, the Company and the GoM had
been engaged in an ongoing dispute over the existing
mining conventions of these two companies (together, the
“Conventions”).
On January 2, 2025, an interim attachment order
was issued by the Senior Investigating Judges of the Pôle
National Économique et Financier against the existing gold
stock on the site of the Loulo-Gounkoto mining complex,
which was executed on January 11, 2025 when the gold
was removed from the site to a custodial bank. This gold
doré had a carrying value of $92 million at the date of
removal and was included in finished products as at
December 31, 2024. On January 14, 2025, due to the
restrictions imposed by the GoM on gold shipments, the
Company announced that the Loulo-Gounkoto complex
would temporarily suspend operations.
On June 16, 2025, the Bamako Commercial
Tribunal placed Loulo-Gounkoto under temporary
provisional administration. While Barrick retained its 80%
legal ownership of the mining complex, control over
operations  transferred to an external administrator.
Following this action by the Malian courts, we concluded
that Barrick had lost control of the subsidiaries that hold our interest in Loulo-Gounkoto because we could not effectively
exercise power over the relevant activities related to the
mine, nor could we affect the returns of the mine through
managerial involvement. As a result of the loss of control
event in Q2 2025, we deconsolidated the subsidiaries, and
derecognized the assets, liabilities and non-controlling
interest of Loulo-Gounkoto at their carrying amounts at the
date when control was lost.
Upon deconsolidation, IFRS Accounting Standards
require the retained interest in the former subsidiaries to be recognized at fair value. Barrick accounted for the retained interest in Somilo and Gounkoto in accordance with IFRS 9.
Fair value is the price that would be received to sell an
asset in an orderly transaction between market participants.
For Q2, Barrick’s estimate of the initial fair value of the
retained 80% interest was $1.7 billion. This fair value was
calculated using our life of mine plan with updates to reflect the situation as at June 30, 2025. This included application of fiscal terms to be in line with the 2023 Mining Code
(primarily increased royalties and duties) and certain
adjustments were made to reflect a period of disruption to
the steady state operations. This loss on the change of
control in Q2 was  partially offset by the value of the
retained investment in Loulo-Gounkoto, with the net
recognized in Other Expense (Income).
As at September 30, 2025 and, primarily as a
result of an increase in our gold price assumptions, we
increased the estimated fair value of our retained 80%
interest to be $1.95 billion.
These fair value calculations included a high level
of uncertainty and did not include any value for the
arbitration of Barrick’s  subsidiaries.
On November 24, 2025, Barrick announced that
an agreement had been entered into with the Government
of the Republic of Mali to put an end to all disputes
regarding the Loulo and Gounkoto mines. The provisional
administration of the Loulo-Gounkoto complex was
terminated on December 16, 2025, at which point
operational control was handed back to Somilo and
Gounkoto's management. A cash settlement payment of
$253 million was made to the GoM in November 2025 as
part of the overall settlement amount provided for in the
agreement. In addition, Barrick agreed to pay out all
historical retained earnings of Somilo and Gounkoto by
December 31, 2030 which led to the recognition of an other
liability to Loulo-Gounkoto NCI for $240 million.
We have determined that this represents a
business combination with Barrick identified as the acquirer and we recognized the assets, liabilities and non-controlling interest of Loulo-Gounkoto at fair value. Refer to note 4 for further details of the purchase price allocation. We also
derecognized the investment asset representing our 80%
interest while we did not have control. The resulting impact on 2025 net earnings of these events is summarized in the
following table:

Carrying value of net assets derecognized	($3,421)
Carrying value of non-controlling interest derecognized	686
Fair value of Loulo-Gounkoto investment (note 4)	2,576
Carrying value of receivables derecognized (Q4)	(186)
Settlement payment to Government of Mali (Q4)	(253)
Other	(27)
Net expense recognized in Other Expense (Income)	($625)
As part of the settlement, the finished goods gold inventory that was seized on January 11, 2025 was returned to Loulo-
Gounkoto and was subsequently sold before December 31,
2025.
Refer to note 36 for further details of the legal
matters related to this topic.